UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021 (July 19, 2021)

Chemomab Therapeutics Ltd.
(Exact name of Registrant as Specified in Its Charter)

State of Israel	001-38807	81-3676773
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Kiryat Atidim, Building 7
Tel Aviv, Israel	6158002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-77-331-0156

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing twenty (20) ordinary shares, no par value per share	CMMB	Nasdaq Capital Market

Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting of Shareholders

On July 19, 2021, Chemomab Therapeutics Ltd. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). There were 103,996,920 ordinary shares of the Company represented in person or by proxy at the Annual Meeting, constituting approximately 47.26% of the outstanding ordinary shares on June 14, 2021, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To approve the updated Compensation Policy for executives and directors, which shall be effective for a period of three years from the date of its approval.

FOR	AGAINST	ABSTAIN
103,259,980	517,180	140,640

Additionally, out of the total votes cast, there were 101,205,200 votes “FOR” and 517,180 votes cast “AGAINST” with respect to Proposal No. 1 that were cast by shareholders who are not controlling shareholders and do not have a personal interest in the proposal. Accordingly, the requisite majority required under the Israeli Companies Law, 5759-1999 (the “Companies Law”) was satisfied for this Proposal No. 1.

The Company’s updated Compensation Policy for directors and officers that was approved pursuant to Proposal 1 was attached as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2021 (the “Proxy Statement”).

Proposal 2: To approve an amendment to the terms of engagement of Dr. Adi Mor, the Company’s Chief Executive Officer.

FOR	AGAINST	ABSTAIN
103,495,100	300,600	120,980

Additionally, out of the total votes cast, there were 101,490,780 votes “FOR” and 300,600 votes cast “AGAINST” with respect to Proposal No. 2 that  were cast by shareholders who are not controlling shareholders and do not have a personal interest in the proposal. Accordingly, the requisite majority required under the Companies Law was satisfied for this Proposal No. 2.

The amendment to the terms of engagement of Dr. Adi Mor, the Company’s Chief Executive Officer, which was approved under Proposal 2 is further described in the Proxy Statement.

Proposal 3: To approve an amendment to the Chemomab Ltd. Share Incentive Plan (the “2015 Plan”) to increase the aggregate number of shares authorized for issuance under the 2015 Plan by 540,000 ADSs or 10,800,000 ordinary shares.

FOR	AGAINST	ABSTAIN
103,184,280	791,220	21,420

Proposal 4: The approval of the reappointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors and to authorize the board of directors of the Company to delegate to the audit committee the authority to fix the said independent auditors’ remuneration in accordance with the volume and nature of their services.

FOR	AGAINST	ABSTAIN
103,862,300	47,020	87,600

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOMAB THERAPEUTICS LTD.

Date: July 22, 2021	By:	/s/ Sigal Fattal
Name: Sigal Fattal
Title: Chief Financial Officer